OTHER NON-CURRENT ASSETS, NET (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)
Other non-current assets:
Rent and property management deposits	¥ 34,830		¥ 48,531
Loans made to employees	220		16,825
Prepayment for equipment and leasehold improvement	4,979		8,443
Others	8,838		2,241
Total other non-current assets, net	¥ 48,867	$ 7,085	¥ 76,040